ASTOR DYNAMIC ALLOCATION FUND

Class A shares: ASTLX

Class C shares: ASTZX

Class I shares: ASTIX

Class R shares: ASTRX

Supplement dated September 28, 2017 to the Prospectus and

Statement of Additional Information (“SAI”) dated December 1, 2016

The following supersedes any contrary information contained in any current Prospectus or the Fund’s Statement of Additional Information

Effective November 3, 2017, the purchase of Class R shares of the Astor Dynamic Allocation Fund (the “Fund”) will be suspended. Class R shares will be converted into Class A shares. Accordingly, the Fund will no longer accept purchase orders from any investor for Class R shares.

Class A shares of the Fund have the same share class expense structure as Class R shares do with the exception that (1) Class A shares pay an front end sales load of 4.75% of the amount invested; and (2) purchases of $1,000,000 or more of Class A shares are subject to a Contingent Deferred Sales Charge (“CDSC”) on shares redeemed within the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed. The front end sales charge and the CDSC will be waived for Class R shareholders that receive Class A shares pursuant to the share class conversion described above and for any subsequent purchases of Class A shares, to the extent that the shares are held on a platform that charges a front end sales charge on purchases.

If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR CLASS R SHARES OF THE FUND ON OR PRIOR TO THE CONVERSION DATE WILL HAVE THEIR CLASS R SHARES AUTOMATICALLY CONVERTED INTO CLASS A SHARES AS OF THAT DATE. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-800-899-8230.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 1, 2016, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-800-899-8230.